Inventories, Net	12 Months Ended
Dec. 31, 2021
Inventories, Net [Abstract]
INVENTORIES, NET

NOTE 4 – INVENTORIES, NET

Other than cash purchase, a portion of the Company’s inventories are obtained through fee exchange arrangements with its customers, which are entered into at the Company’s discretion to receive inventory in exchange for collection of accounts receivable due from the customers. These inventories are all commodities available for sale.

Inventories as of December 31, 2021 and 2020 consist of the following:

	As of December 31,
	2021	2020
Healthcare service gift cards	$1,276,550	$1,094,101
Chinese tea	718,426	702,051
Learning course gift cards	454,852	444,451
Latex pillows	138,246	137,119
Healthcare products	207,348	216,733
Others	310,251	112,441
Total	$3,105,673	$2,706,896

No inventory valuation allowance was recorded for the fiscal years ended December 31, 2021, 2020 and 2019.